UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

STERLING CAPITAL FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee paid previously with preliminary materials.

[   ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

STERLING CAPITAL FUNDS

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL MID VALUE FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL BEHAVIORAL INTERNATIONAL EQUITY FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND (FORMERLY, STERLING CAPITAL STRATTON MID CAP VALUE FUND)

STERLING CAPITAL REAL ESTATE FUND (FORMERLY, STERLING CAPITAL STRATTON REAL ESTATE FUND)

STERLING CAPITAL SMALL CAP VALUE FUND (FORMERLY, STERLING CAPITAL STRATTON SMALL CAP VALUE FUND)

STERLING CAPITAL SMID OPPORTUNITIES FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND (FORMERLY, STERLING CAPITAL CORPORATE FUND)

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

434 Fayetteville Street, Suite 500

Raleigh, NC 27601

August 26, 2022

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Mid Cap Relative Value Fund (formerly, Stratton Mid Cap Value Fund), Sterling Capital Real Estate Fund (formerly, Stratton Real Estate Fund), Sterling Capital Small Cap Value Fund (formerly, Stratton Small Cap Value Fund), Sterling Capital SMID Opportunities Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund (formerly, Sterling Capital Corporate Fund), Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund (each a “Fund” and collectively, the “Funds”).

The Special Meeting is scheduled for October 12, 2022, at 10:00 a.m., Eastern Time at the offices of Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”), at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601. The Special Meeting is being held for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees of each Fund, each to hold office until their successors are duly elected and qualified; and

2.	To transact any such other business as may properly come before the Special Meeting or any adjournment thereof.

For the reasons discussed in the enclosed materials, the Fund’s Board of Trustees recommends that you vote “FOR” the election of each Trustee nominee.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Drew T. Kagan
Drew T. Kagan
Chair of the Board of Sterling Capital Funds

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (the “Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials (the Proxy Statement and your proxy card) because you have the right to vote on important proposals concerning the Funds, including the election of Trustees.

Q.	Why is the Board of Trustees proposing to elect two additional trustees?

A.	In July 2022, the Board of Trustees nominated Kimberly Storms and David L. Wedding to join the Board. The Board believes it is in shareholders' best interests to have the breadth and depth of talent and experience represented by these individuals. Like five of the six current trustees, Ms. Storms and Mr. Wedding will be independent with respect to the Funds' investment adviser and distributor. The election of Ms. Storms and Mr. Wedding would also facilitate the Board’s succession planning, as the Board anticipates that two current trustees will retire from the Board at or prior to the end of 2023.

Q.	What if I do not return my proxy voting ballot?

A.	In order to conduct the Special Meeting, a quorum must be present, in person or by proxy. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of August 23, 2022 entitled to vote on the matter. In the event that not enough shareholders return the enclosed proxy ballot card to achieve a quorum, the Funds will be required to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund(s), please return the completed proxy ballot as soon as possible.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the election of each Trustee nominee. The Board also urges you to vote and return the enclosed proxy card.

Q.	How can I vote?

A.	You can vote in one of four ways:

o	Over the Internet, through the website listed on the proxy card,

o	By telephone, using the toll-free number listed on the proxy card,

o	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

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o	In person at the shareholder meeting on October 12, 2022.

Q.	Whom should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact your investment representative, or call Broadridge Financial Solutions, Inc., the Fund’s proxy solicitor, toll-free at (888) 596-1876.
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL MID VALUE FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL BEHAVIORAL INTERNATIONAL EQUITY FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND (FORMERLY, STERLING CAPITAL STRATTON MID CAP VALUE FUND)

STERLING CAPITAL REAL ESTATE FUND (FORMERLY, STERLING CAPITAL STRATTON REAL ESTATE FUND)

STERLING CAPITAL SMALL CAP VALUE FUND (FORMERLY, STERLING CAPITAL STRATTON SMALL CAP VALUE FUND)

STERLING CAPITAL SMID OPPORTUNITIES FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND (FORMERLY, STERLING CAPITAL CORPORATE FUND)

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

434 Fayetteville Street, Suite 500

Raleigh, NC 27601

SCHEDULED FOR OCTOBER 12, 2022

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Mid Cap Relative Value Fund (formerly, Stratton Mid Cap Value Fund), Sterling Capital Real Estate Fund (formerly, Stratton Real Estate Fund), Sterling Capital Small Cap Value Fund (formerly, Stratton Small Cap Value Fund), Sterling Capital SMID Opportunities Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund (formerly, Sterling Capital Corporate Fund), Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund (each a “Fund” and collectively, the “Funds”), will be held on October 12, 2022 at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601. The Special Meeting will be held for the following purposes, which are more fully described in the accompanying Proxy Statement:

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1.	To elect Trustees of each Fund, each to hold office until their successors are duly elected and qualified; and

2.	To transact any such other business as may properly come before the Special Meeting or any adjournment thereof.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal.

Shareholders of record at the close of business on August 23, 2022 (the “Shareholders”) are entitled to notice of, and to vote at, this Special Meeting or any adjournments or postponements thereof.

As part of our effort to maintain a safe and healthy environment at the Special Meeting, the Funds and the Board are closely monitoring developments with respect to COVID-19 and the advice and guidance of public health officials. For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Special Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time and/or means of convening the Special Meeting, the Fund will announce the decision in advance, and details on how to participate will be issued by press release and filed with the Securities and Exchange Commission as additional proxy material.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. You may revoke your proxy at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Special Meeting.

By Order of the Trustees

/s/ Todd M. Miller

Todd M. Miller

Treasurer and Secretary

August 26, 2022

It is important that your shares be represented at the Special Meeting no matter how many shares you own. If you do not expect to attend the Special Meeting, please complete, date, sign and return the applicable enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Special Meeting to be held as scheduled.

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PROXY STATEMENT

AUGUST 26, 2022

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL MID VALUE FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL BEHAVIORAL INTERNATIONAL EQUITY FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND (FORMERLY, STERLING CAPITAL STRATTON MID CAP VALUE FUND)

STERLING CAPITAL REAL ESTATE FUND (FORMERLY, STERLING CAPITAL STRATTON REAL ESTATE FUND)

STERLING CAPITAL SMALL CAP VALUE FUND (FORMERLY, STERLING CAPITAL STRATTON SMALL CAP VALUE FUND)

STERLING CAPITAL SMID OPPORTUNITIES FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND (FORMERLY, STERLING CAPITAL CORPORATE FUND)

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 12, 2022

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders may obtain copies of Sterling Capital Funds’ annual report, dated September 30, 2021, and semi-annual report, dated March 31, 2022, without charge, upon request, by writing to Sterling Capital Funds c/o Sterling Capital Management LLC, 4350 Congress Street, Suite 1000, Charlotte, North Carolina, 28209, by calling 1-800-228-1872, or by visiting www.sterlingcapitalfunds.com.

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INTRODUCTION

This proxy statement (“Proxy Statement”) and enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Sterling Capital Funds (the “Trust”) for use at a special meeting of shareholders of the Trust to be held at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601 and all adjournments or postponements of all or any portion thereof (the “Special Meeting”).

The Board has called the Special Meeting and is soliciting proxies from shareholders of the Trust for the purposes listed below:

1.	To elect eight Trustees of each Fund (six of whom are currently Trustees), each to hold office until their successors are duly elected and qualified; and

2.	To transact any such other business as may properly come before the Special Meeting or any adjournment thereof.

The Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about September 7, 2022.

In order to maintain a safe and healthy environment at the Special Meeting, the Funds and the Board are closely monitoring developments with respect to COVID-19 and the advice and guidance of public health officials. For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Special Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time and/or means of convening the Special Meeting, the Fund will announce the decision in advance, and details on how to participate will be issued by press release and filed with the Securities and Exchange Commission as additional proxy material.

Voting Procedures

Shareholders of record (“Shareholders”) at the close of business on August 23, 2022 (the “Record Date”) are entitled to vote at the Special Meeting and any adjournment(s) thereof. Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy card will be sent to Shareholders on or about September 7, 2022.

A quorum must be present at the Special Meeting for the transaction of business. A quorum with respect to the matter before the Special Meeting is defined as representation of over 50% of the Trust’s shares outstanding as of the Record Date. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting.

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The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting at the Special Meeting. The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or will be borne by the Funds. Please see “Additional Information” below for more information regarding solicitation of proxies. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or in person by certain officers or employees of the Trust or Sterling Capital Management LLC, each Fund's administrator. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items in the proxy ballot, the proxy holders will vote those shares for each Trustee nominee.

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PROPOSAL 1 – ELECTION OF TRUSTEES

The Nominations Committee of the Board of Trustees of Sterling Capital Funds has nominated eight individuals (each a “Nominee”) to serve on the Board. Six of the Nominees are current Trustees, including Drew T. Kagan, Laura C. Bingham, Douglas R. Van Scoy, James L. Roberts, Alan G. Priest and Alexander W. McAlister.1 Two of the Nominees, Kimberly Storms and David L. Wedding, have not previously served as Trustees of Sterling Capital Funds. In order to identify these nominees that have not previously served as Trustees of Sterling Capital Funds, the Board of Trustees conducted a rigorous search process that identified an initial pool of over sixty-five candidates identified using various sources, including financial services and other industry databases. The Board of Trustees met virtually with nine of the candidates and conducted in-person interviews with six finalists. The Board of Trustees has approved the nominations and is recommending that Shareholders approve the election of the Nominees. All shares represented by valid proxy cards will be voted in favor of the election of the Nominees, unless a Shareholder specifically indicates on a proxy the desire to withhold authority to vote for any Nominee. If for any reason any of the Nominees should not be available for election as contemplated, the proxy holders reserve the right to substitute such other person or persons as Nominee as may be designated by Sterling Capital Funds' Board of Trustees. The Nominees listed above have consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.

Section 16(a) of the 1940 Act provides that no person shall serve as a trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting. Four members of the Board of Trustees (Ms. Bingham and Messrs. Kagan, Van Scoy and Roberts) were elected by Sterling Capital Funds' shareholders in 2004. Messrs. Priest and McAlister were appointed to the Board of Trustees without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act. As a result, it is necessary to hold a shareholder meeting in order to elect Ms. Storms and Mr. Wedding to the Board. In addition, the Board of Trustees has determined it appropriate that all current Trustees stand for election by Shareholders.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Currently, the Trust has five Independent Trustees and one Interested Trustee. The Nominees who are not current Trustees, Ms. Storms and Mr. Wedding, meet the qualifications to be deemed Independent Trustees.

The Board of Trustees met four times during the last fiscal year. The Trustees also participate in regular “interim update” meetings held between Board meetings. The Fund has established procedures for shareholders to send communications to the Board of Trustees. Communications should be sent in writing to the Board of Trustees of the Sterling Capital Funds, 434 Fayetteville St., Suite 500, Raleigh NC 27601. During the fiscal year ended September 30, 2021, each of the Trustees attended at least 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at shareholder meetings.

[1]	It is anticipated that Messrs. Van Scoy and Roberts will retire from the Board of Trustees of Sterling Capital Funds on or prior to December 31, 2023.
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Board Leadership Structure

The Board’s leadership structure includes Independent Trustees serving as Board Chair and as Chair of each of the Board’s Committees. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Trustees are members of the Audit and Nominations Committees. Inclusion of all Independent Trustees in the Audit and Nominations Committees allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The officers of the Trust are elected annually by the Board. The Chair of the Board of Trustees, the President, the Treasurer and the Secretary of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Trustees. The Trust’s Chief Compliance Officer (“CCO”) must be approved by a majority of the Independent Trustees. Any officer may be removed, with or without cause, by the Board.

Board Oversight of Trust Risk

The Board of Trustees’ role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of the Funds. The officers of the Funds, including the President and Principal Executive Officer, the Treasurer and Principal Financial Officer, and the CCO, report to the Board and to the Chairs of its Committees on a variety of matters at regular meetings of the Board and on an ad hoc basis.

Sterling Capital Funds have retained Sterling Capital Management LLC (“Sterling Capital”) as the Funds’ investment adviser and administrator. Sterling Capital provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of Sterling Capital serve as the Funds’ officers (other than the Chair of the Board of Trustees), including the Funds’ President and Principal Executive Officer and the CCO. The Board provides oversight of the services provided by Sterling Capital, including risk management services. In the course of providing oversight, the Board receives a wide range of reports on the Funds’ activities, including regarding a Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board meets periodically with Sterling Capital personnel to receive reports on Sterling Capital and other service providers’ risk management services. The Board also meets periodically with the Funds’ CCO to receive reports regarding the compliance of the Fund with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of a Fund to receive reports regarding the management of such Fund, including its investment risks.

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Information Regarding the Nominees and Trustees and Officers of the Funds

The current Trustees and each Nominee for Trustee, and officers of the Funds, their year of birth, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville St., Suite 500, Raleigh NC 27601.

TRUSTEES
NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE/LENGTH OF TERM SERVED	PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE FOR THE PAST FIVE YEARS
Drew T. Kagan Birthdate: 02/48	Nominee, Trustee, Chair of the Board of Trustees	Indefinite, 08/00 - Present	Retired; from September 2010 to March 2013, Chair, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	20	None
Laura C. Bingham Birthdate: 11/56	Nominee, Trustee	Indefinite, 02/01 - Present	Retired; from March 2013 to December 2019, Partner, Newport LLC; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	20	None

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Douglas R. Van Scoy Birthdate: 11/43	Nominee, Trustee	Indefinite, 05/04 - Present	Retired; from 2010 to present, Partner, The Fresh Capital Group; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	20	None
James L. Roberts Birthdate: 11/42	Nominee, Trustee	Indefinite, 11/04 - Present	Retired; from December 2009 to present, Consultant, Asphalt Systems, Inc.; from December 2007 to present, Consultant, Grand Mountain Bank	20	None
Alan G. Priest Birthdate: 05/52	Nominee, Trustee	Indefinite, 07/12-Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	20	None
Kimberly Storms Birthdate: 05/72	Nominee	N/A	From 2004-2021, Senior Vice President and Director of Fund Administration SS&C ALPS; from 2012 to 2020, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020) and Cambria ETF Trust (2020)		Trustee, Consortio Funds Trust (2022-Present)

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David L. Wedding Birthdate: 08/58	Nominee	N/A	Retired; from 2005 to 2020, Partner, Grant Thornton LLP		Board Member (2011-2020) and Chair of the Board (2012-2018), Grant Thornton LLP
Alexander W. McAlister* Birthdate: 03/60	Nominee, Trustee	Indefinite, 11/10 - Present	From August 1981 to present, President, Sterling Capital	20	Director, Sterling Capital

*	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser.

Information about Each Current Trustee’s and Nominee’s Experience, Qualifications, Attributes or Skills for Board Membership.

The Board believes that each current Trustee’s and Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees and Nominees supports the conclusion that each individual currently serving as a Trustee and each Nominee should serve as a Trustee. The following specific experience, qualifications, attributes and/or skills were considered in respect of each Trustee:

•	Mr. Kagan - Significant executive experience including service as chief executive officer of an investment services organization and past service as a manager of a mutual fund complex and as an executive of a banking organization.

•	Ms. Bingham - Significant executive experience as CEO and senior officer, including designation as a National Association of Corporate Directors Governance Fellow, service as college president overseeing endowment investments and business strategy, and service as a CEO/Board consultant, and as a director of charitable trusts and non-profit organizations.

•	Mr. Van Scoy - Significant executive experience including past service as senior executive vice president of a large investment services organization.

•	Mr. Roberts - Significant executive experience including past service as president of two publicly-traded banking firms and as head of corporate finance for a securities brokerage firm.

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•	Mr. Priest - Significant experience as an attorney specializing in all aspects of investment company related laws and regulations.

•	Ms. Storms – Significant experience with investment companies, including past service as senior vice president and director of fund administration of a large investment services organization as well as principal financial officer of several registered investment companies.

•	Mr. Wedding – Significant experience conducting external audits and forensic accounting investigations for public and private companies and advising boards on financial and strategic matters.

•	Mr. McAlister - Significant executive experience including continuing service as president of an investment services organization and as sales director of an investment services organization.

OFFICERS
NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE/LENGTH OF TERM SERVED	PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12-Present

From August 2020 to present, Managing Director, Sterling Capital; From March 2012 to August 2020, Executive Director, Sterling Capital; From June 2010 to March 2012, Director, Sterling Capital and its predecessors

				N/A	N/A
Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 – Present; Secretary, 08/10-Present	From May 2021 to present, Executive Director, Sterling Capital; From June 2009 to April 2021, Director, Sterling Capital and its predecessors	N/A	N/A

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Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 – Present	From May 2021 to present, Director, Sterling Capital; From August 2015 to April 2021, Associate Director & Senior Mutual Fund Administrator, Sterling Capital	N/A	N/A
Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti Money Laundering Officer	Indefinite, 06/18 – Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital; From September 2010 to June 2018, Vice President, Senior Compliance Manager, Brown Brothers Harriman & Co.	N/A	N/A
John A. Bruggeman Birthdate: 12/71	Assistant Treasurer	Indefinite, Assistant Treasurer, 08/16 –Present	From January 2010 to present, Vice President and Senior Director, Fund Accounting and Administration Department, The Bank of New York Mellon	N/A	N/A
Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 –Present	From November 2011 to present, Vice President, Regulatory Administration Department, The Bank of New York Mellon	N/A	N/A

Trustee Holdings

Except as set forth below, as of June 30, 2022, no Trustee or Nominee owned more than 1% of any class of shares of any Fund. As of June 30, 2022, the Trustees and officers as a group owned less than 1% of any class of shares of each Fund except Institutional Class Shares of Sterling Capital Behavioral Large Cap Value Equity Fund and Sterling Capital Behavioral International Equity Fund.

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NAME OF TRUSTEE	FUND NAME – SHARE CLASS	TOTAL NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF CLASS OWNED
James L. Roberts	Sterling Capital Behavioral Large Cap Value Fund – Institutional Class Shares	850.000	1.03%
Laura C. Bingham	Sterling Capital Behavioral International Equity Fund – Institutional Class Shares	1,592.946	2.31%

TRUSTEE COMPENSATION
NAME OF TRUSTEE OR NOMINEE FOR TRUSTEE	AGGREGATE COMPENSATION FROM THE FUNDS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2021	PENSION RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUNDS AND FUND COMPLEX PAID TO TRUSTEES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2021
Drew T. Kagan	$154,000	N/A	N/A	$154,000
Laura C. Bingham	$137,500	N/A	N/A	$137,500
Douglas R. Van Scoy	$130,000	N/A	N/A	$130,000
Alan G. Priest	$148,000	N/A	N/A	$148,000
James L. Roberts	$130,000	N/A	N/A	$130,000
Alexander W. McAlister	N/A	N/A	N/A	N/A

17

Committees of the Board of Trustees

There are two standing committees of the Board of Trustees, an Audit Committee and a Nominations Committee.

The purposes of the Audit Committee are to oversee the Funds’ accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Funds and the scope of the audit; and to act as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Priest, Roberts and Van Scoy, and Ms. Bingham serve on this Committee; Mr. Priest serves as chair of the committee. Ms. Storms and Mr. Wedding, if elected to the Board of Trustees, are expected to be appointed to serve as members of the Audit Committee. During the fiscal year ended September 30, 2021, there were two meetings of the Audit Committee.

The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Priest, Roberts, and Van Scoy and Ms. Bingham serve on this Committee; Ms. Bingham serves as chair of the committee. Ms. Storms and Mr. Wedding, if elected to the Board of Trustees, are expected to be appointed to serve as members of the Nominations Committee. During the fiscal year ended September 30, 2021, there was one meeting of the Nominations Committee. In addition, the Nominations Committee conducted five meetings during the period October 1, 2021 through July 31, 2022.

Pursuant to procedures adopted by the Board, the Nominations Committee may consider Trustee candidates recommended by members of the Nominations Committee or any other source, including shareholders and personnel of the Trust’s service providers. Shareholder recommendations should be submitted to the Nominations Committee in care of Sterling Capital Funds. Recommendations for candidates as Trustees of Sterling Capital Funds will be evaluated in light of, among other things, whether the number of Trustees is expected to change and whether the Trustees expect any vacancies.

With respect to Independent Trustee Nominees, the Nominations Committee's process for identifying and evaluating Nominees involves first determining whether particular characteristics are prerequisites (e.g., qualifications as an Audit Committee Financial Expert) and, if so, specification of such prerequisites, which then leads to the consideration of candidates with the required characteristics. Names of prospective Nominees are then submitted to the Nominations Committee's Chair by the Nominations Committee members and/or the Chair may solicit recommendations from non-Nominations Committee members, including personnel of the Trust's investment's adviser, sub-adviser, principal underwriter, and/or administrator, in addition to any shareholder recommendations submitted. Additional information may be acquired for candidates deemed promising by the Chair. All candidates must complete and return to counsel for the Independent Trustees a questionnaire regarding independence prior to being nominated. A majority of the Nominations Committee must then determine which candidates shall be interviewed and then conduct the interview. The Nominations Committee may consider a prospective Nominee’s ability to enhance the overall diversity attributes and characteristics of the Board. A candidate will be formally nominated only upon the affirmative vote of a majority of the full Nominations Committee.

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Required Vote

A plurality of the votes cast in person or by proxy at the Special Meeting is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on Proposal 1.

THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR THE ELECTION OF EACH TRUSTEE NOMINEE.

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ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Board does not know of any matters to be presented at the meeting other than the election of Trustees. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or across several Funds. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be made by telephone at (888) 596-1876.

The Investment Adviser

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for each of the Funds. Sterling Capital, with its main office located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an independently managed subsidiary of Truist Financial Corporation (“Truist”). Truist is a financial holding company that, through its subsidiaries, provides general commercial, mortgage and retail banking services, as well as trust, investment and retail and insurance services. As of June 30, 2022, Sterling Capital has more than $75 billion in assets under management.

The Administrator and Underwriter

Sterling Capital also serves as each Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as each Fund’s sub-administrator.

20

Sterling Capital Distributors, LLC (the “Distributor”), with its headquarters at 3 Canal Plaza, Suite 100, Portland ME 04101, serves as the principal underwriter of each Fund’s shares. The Distributor may pay any fee received under the Trust’s Rule 12b-1 Plan to brokers that provide distribution and shareholder services such as, pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Administrator or the Adviser or their affiliates.

Independent Registered Public Accounting Firm

The Audit Committee unanimously selected Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for the fiscal year ending September 30, 2022. Cohen also served as the independent registered public accounting firm of each Fund for the fiscal year ended September 30, 2021 and for the fiscal period ended September 30, 2020. Cohen is located at 342 North Water St., Suite 830, Milwaukee, WI 53202. To each Fund’s knowledge, Cohen does not have any direct financial or material indirect financial interest in any Fund.

Representatives of Cohen are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $302,500 for 2021 and $365,500 for 2020.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not included in the audit fees disclosed above are $0 for 2021 and $0 for 2020. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $95,500 for 2021 and $95,500 for 2020. Fees for both 2021 and 2020 relate to the preparation of the registrant’s federal income and excise tax returns and review of the registrant’s capital gains distribution calculations.

21

All Other Fees

All Other Fees are fees related to services other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above. The aggregate of such fees billed in each of the last two fiscal years are $0 for 2021 and $0 for 2020.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

Proxy Solicitation

Representatives of the Adviser may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. A Fund may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of a Fund.

Broadridge Financial Solutions, Inc. (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $205,000, plus expenses. As the Special Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, representatives are not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

22

If a shareholder wishes to participate in the Special Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting in person. If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at (888) 596-1876. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Special Meeting.

Outstanding Shares and Beneficial Ownership of Shares

All shareholders of record at the close of business on August 23, 2022 are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Exhibit A lists for each Fund the total number of shares outstanding as of the close of business on August 23, 2022, for each class of a Fund’s shares entitled to vote at the Meeting.

The table in Exhibit B lists each holder of more than 5% of any class of shares of each Fund as of the close of business on June 30, 2022.

Shareholder Proposals

The Trust is organized as a Massachusetts business trust and is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Declaration of Trust and By-Laws. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations and the Trust’s Declaration of Trust and By-Laws.

A copy of the Notice of Shareholder Meeting, the Proxy Statement/Prospectus and the
Proxy Card are available at www.proxyvote.com.

By Order of the Trustees

/s/ Todd M. Miller

Todd M. Miller

Treasurer and Secretary

August 26, 2022

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EXHIBIT A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth below:

	CLASS A	CLASS C	CLASS R6	INSTITUTIONAL CLASS
BEHAVIORAL INTERNATIONAL EQUITY FUND	42,861.843	5,811.492	9,160,515.219	68,999.696
BEHAVIORAL LARGE CAP VALUE EQUITY FUND	1,295,460.398	12,734.545	26.994	82,501.720
BEHAVIORAL SMALL CAP VALUE EQUITY FUND	378,800.375	2,077.972	4,746,894.041	665,801.818
EQUITY INCOME FUND	16,894,646.589	2,785,415.348	2,843,420.373	60,380,612.799
INTERMEDIATE U.S. GOVERNMENT FUND	313,462.066	11,592.796	N/A	1,603,689.253
LONG DURATION CORPORATE BOND FUND	65,275.431	375.609	3,379,091.383	15,658.544
MID CAP RELATIVE VALUE FUND (FORMERLY, STRATTON MID CAP VALUE FUND)	6,091.567	50.423	N/A	725,304.834
MID VALUE FUND	1,138,861.772	39,761.724	7,438.196	1,869,521.583
NORTH CAROLINA INTERMEDIATE TAX-FREE FUND	2,547,814.804	92,797.903	N/A	13,181,204.187
QUALITY INCOME FUND	3,630.246	372.648	N/A	8,720,501.475
REAL ESTATE FUND (FORMERLY, STRATTON REAL ESTATE FUND)	19,376.732	3,617.875	493.039	2,111,813.717
SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND	687,317.619	27,915.244	N/A	3,716,478.696
SHORT DURATION BOND FUND	446,140.930	59,918.644	1,958,740.406	10,236,635.969
SMALL CAP VALUE FUND (FORMERLY, STRATTON SMALL CAP VALUE FUND)	44,185.804	5,857.304	69,567.843	6,128,332.408
SMID OPPORTUNITIES FUND	305,555.804	66,660.918	N/A	229,941.272
SPECIAL OPPORTUNITIES FUND	11,243,640.012	1,710,313.436	1,150,068.236	6,628,301.661

	CLASS A	CLASS C	CLASS R6	INSTITUTIONAL CLASS
TOTAL RETURN BOND FUND	5,278,447.842	386,971.125	26,206,902.151	88,660,343.754
ULTRA SHORT BOND FUND	781,081.223	N/A	N/A	2,966,007.607
VIRGINIA INTERMEDIATE TAX-FREE FUND	1,317,707.412	1,494.933	N/A	6,052,576.184
WEST VIRGINIA INTERMEDIATE TAX-FREE FUND	2,597,018.592	2,459.015	N/A	6,923,131.689

EXHIBIT B

BENEFICIAL OWNERSHIP OF SHARES

The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund’s outstanding shares as of June 30, 2022:

FUND/CLASS	PERCENT OF THE CLASS TOTAL ASSETS HELD BY THE SHAREHOLDER

BEHAVIORAL LARGE CAP VALUE EQUITY FUND (C SHARES)
UBS FINANCIAL SERVICES INC. FBO DAVID C DOWNIE JR. LAURA GASIOROWSKI JTWROS FAIR HAVEN NJ 07704-3203	72.11%
JOHN R ETHERIDGE FLORENCE SC 29501-5465	6.47%
BEHAVIORAL LARGE CAP VALUE EQUITY FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	21.16%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	19.81%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	18.94%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	9.13%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.42%

BEHAVIORAL LARGE CAP VALUE EQUITY FUND (R6 SHARES)
STERLING CAPITAL MANAGEMENT LLC SEED ACCOUNT ATTN JAMES GILLESPIE 3605 GLENWOOD AVE SUITE 100 RALEIGH NC 27612	100%
MID VALUE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	20.45%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	15.50%
BNYM I S TRUST CO CUST SIMPLE IRA THOMAS M KOUTSKY SILVER SPRING MD 20905-7451	6.75%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94104-4122	5.83%
KIMBERLEY LISA BARRACCO SUBJECT TO STA TOD RULES 200 HEYWOOD AVE APT 0802 SPARTANBURG SC 29307	5.39%
MID VALUE FUND (I SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	39.6%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	8.24%
SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456	7.73%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	5.75%
EDWARD D. JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	7.15%
MID VALUE FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456	35.68%
BB&T SECURITIES, LLC FOR BENEFIT OF: KEVIN B & MICHELLE P ENNIS 901 EAST BYRD STREET SUITE 250 RICHMOND VA 23219	63.86%
BEHAVIORAL SMALL CAP VALUE EQUITY FUND (A SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	47.75%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	24.41%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	18.26%
BEHAVIORAL SMALL CAP VALUE EQUITY FUND (C SHARES)
BNYM I S TRUST CO CUST SIMPLE IRA JOHN DETERMAN MOUNT VERNON SD 57363-2933	32.15%
BNYM I S TRUST CO CUST SIMPLE IRA CHARLES A SPANN WALLINGFORD KY 41093-8993	33.04%
BNYM I S TRUST CO CUST SIMPLE IRA HONGQIANG SUN SUGAR LAND TX 77479-3710	18.99%
BLANCA E SIGALA CUST FBO FABIOLA SIGALA UTMA/FL CAPE CORAL FL 33914-5250	8.00%

BEHAVIORAL SMALL CAP VALUE EQUITY FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY C/O SUNTRUST 1 FREEDOM VALLEY DRIVE OAKS PA 19456	99.99%
SPECIAL OPPORTUNITIES FUND (A SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.34%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.14%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.35%
SPECIAL OPPORTUNITIES FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	20.70%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	22.80%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	11.34%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.54%
SPECIAL OPPORTUNITIES FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	92.70%

EQUITY INCOME FUND (A SHARES)
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	8.01%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	6.45%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.68%
EQUITY INCOME FUND (C SHARES)
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	25.32%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	25.21%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	13.99%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.34%
EQUITY INCOME FUND (I SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	22.52%
RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK PO BOX 78446 ATLANTA GA 30357	9.16%

TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	5.14%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	5.17%
EQUITY INCOME FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	54.49%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	15.30%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10.32%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.77%
BEHAVIORAL INTERNATIONAL EQUITY FUND (A SHARES)
BNYM I S TRUST CO CUST ROLLOVER IRA DEBRA B HEATH EAGLE ROCK VA 24085-3121	14.17%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	13.87%
BNYM I S TRUST CO CUST IRA FBO MARIANNE E MARLETTE MOORESVILLE NC 28117-8137	10.63%
HARSHABEN A PATEL ROANOKE VA 24018-3886	7.54%
BEHAVIORAL INTERNATIONAL EQUITY FUND (C SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	49.94%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	37.79%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.85%

BEHAVIORAL INTERNATIONAL EQUITY FUND (I SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	50.57%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	21.88%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	19.03%
BEHAVIORAL INTERNATIONAL EQUITY FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY C/O SUNTRUST 1 FREEDOM VALLEY DRIVE OAKS PA 19456	99.99%
MID CAP RELATIVE VALUE FUND (A SHARES)
LPL FINANCIAL A/C 2325-3575 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.33%
LPL FINANCIAL A/C 5245-6564 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	21.94%
LPL FINANCIAL A/C 2990-3002 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.40%
LPL FINANCIAL A/C 6941-0102 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.19%
WILLIAM R GARDNER & CATHERINE F GARDNER TTEES WILLIAM R GARDNER & CATHERING F GARDNER TRUST FAYETTEVILLE NC 28304-3651	8.02%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.92%
BNYM I S TRUST CO CUST SIMPLE IRA ERIC FREDERICK CHARLOTTE MI 48813	6.40%

BNYM I S TRUST CO CUST BENE IRA CODY M HODGES BENE SANDRA HODGES POA MICHAEL C HODGES DEC’D MARTINSVILLE VA 24112	5.91%
BNYM I S TRUST CO CUST BENE IRA CALEB D HODGES MINOR BENE SANDRA HODGES GUARDIAN MICHAEL C HODGES DEC’D MARTINSVILLE VA 24112	5.44%
MID CAP RELATIVE VALUE FUND (C SHARES)
STERLING CAPITAL MANAGEMENT LLC SEED ACCOUNT ATTN JAMES GILLESPIE 3605 GLENWOOD AVE SUITE 100 RALEIGH NC 27612	49.11%
BNYM I S TRUST CO CUST SIMPLE IRA JOSEPH GARCIA JEFFERSONVILLE IN 47130-8663	43.74%
MID CAP RELATIVE VALUE FUND (I SHARES)
CHARLES SCHWAB & CO INC REINVEST ACCT ATTN BOOK ENRTY 8TH FLR 101 MONTGOMERY ST SAN FRANCISCO CA 10292-2008	40.14%
REAL ESTATE FUND (A SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	9.89%
BNYM I S TRUST CO CUST SEP IRA FBO JEAN ANN B WOODARD 1904 TUCKER RD WINTERVILLE NC 28590-7067	8.72%
BNYM I S TRUST CO CUST SEP IRA FBO RICHARD L WOODARD 1904 TUCKER RD WINTERVILLE NC 28590-7067	8.62%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.05%
BNYM I S TRUST CO CUST IRA FBO JOYCE DAVIS WADDELL CHARLOTTE NC 28213-3522	6.36%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.44%
REAL ESTATE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	70.05%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	20.68%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.67%
REAL ESTATE FUND (I SHARES)
CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	17.96%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.77%
REAL ESTATE FUND (R6 SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	97.12%
SMALL CAP VALUE FUND (A SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	47.75%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	24.41%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	18.26%

SMALL CAP VALUE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	14.65%
ROBERT W BAIRD & CO. INC. MILWAUKEE WI 53202-5391	18.91%
ROBERT W BAIRD & CO. INC. MILWAUKEE WI 53202-5391	16.07%
ROBERT W BAIRD & CO. INC. MILWAUKEE WI 53202-5391	13.42%
ROBERT W BAIRD & CO. INC. MILWAUKEE WI 53202-5391	13.42%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.41%
SMALL CAP VALUE FUND (I SHARES)
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	27.63%
CHARLES SCHWAB & CO INC SPL CSTY A/C FBO CUSTOMERS REINVEST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST # DEPT122 SAN FRANCISCO CA 94104-4122	21.93%
WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	7.69%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.16%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	6.74%
SMALL CAP VALUE FUND (R6 SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	70.64%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	22.38%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.95%
SMID OPPORTUNITIES FUND (A CLASS)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	29.55%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	14.18%
SMID OPPORTUNITIES FUND (C SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	23.11%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	21.44%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	9.05%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.91%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.61%
SMID OPPORTUNITIES FUND (I SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.57%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	5.38%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.65%
TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	8.59%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.41%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.22%
ULTRA SHORT BOND FUND (A SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.75%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.40%
ULTRA SHORT BOND FUND (I SHARES)
SEI PRIVATE TRUST COMPANY C/O SUNTRUST ONE FREEDOM VALLEY DRIVE OAKS PA 19456	37.41%
RELIANCE TRUST CO FBO CITY NATIONAL BANK FL C/C PO BOX 78446 ATLANTA GA 30357	25.05%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	11.16%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.76%
SHORT DURATION BOND FUND (A SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.72%

LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.04%
SHORT DURATION BOND FUND (C SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	55.11%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	25.44%
RBC CAPITAL MARKETS LLC ALAN C RUSSO INDIVIDUAL RETIREMENT ACCOUNT LIVINGSTON NJ 07039-2009	9.17%
SHORT DURATION BOND FUND (I SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	20.65%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	16.61%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	15.15%
TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	8.02%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	5.67%
SHORT DURATION BOND FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	94.23%
INTERMEDIATE U.S. GOVERNMENT FUND (A SHARES)
BNYM I S TRUST CO CUST ROLLOVER IRA STANLEY L FORD 4013 POLK ST HOPE MILLS NC 28348-2161	5.20%

INTERMEDIATE U.S. GOVERNMENT FUND (C SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	24.73%
BNYM I S TRUST CO CUST SEP IRA FBO MELANIE DEAN WYTHEVILLE VA 24382-4514	13.92%
BNYM I S TRUST CO CUST BENE IRA LENARD D LACKEY SR DECD LENARD D LACKEY JR BENE DANVILLE VA 24541-2645	12.49%
BNYM I S TRUST CO CUST IRA FBO JAMES E ELLISON PRINCETON WV 24740-0684	12.00%
BNYM I S TRUST CO CUST SEP IRA FBO GEORGE R MARTIN MAX MEADOWS VA 24360-4008	9.65%
BNYM I S TRUST CO CUST SEP IRA FBO MELISSA B DELBY MAX MEADOWS VA 24360	7.10%
INTERMEDIATE U.S. GOVERNMENT FUND (I SHARES)
SANITATION DISTRICT NO 1 SD1 OF NKY 1045 EATON DRIVE FORT WRIGHT KY 41017	96.52%
TOTAL RETURN BOND FUND (A SHARES)
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	24.44%
MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET, MIP M200-INVST SPRINGFIELD MA 01111	9.80%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	9.45%
TOTAL RETURN BOND FUND (C SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	20.4%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	21.70%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	10.19%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8.77%
TOTAL RETURN BOND FUND (I SHARES)
TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	10.47%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.18%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	6.00%
TOTAL RETURN BOND FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	21.05%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095	25.09%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.41%
CITY OF LAKEWOOD TRUSTEE CITY OF LAKEWOOD DCP 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	7.35%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	10.09%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	5.76%
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	5.53%
LONG DURATION CORPORATE BOND FUND (A SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	37.63%
BNYM I S TRUST CO CUST IRA FBO DONNIE ESTEPP RAGLAND WV 25690-0313	20.09%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13.22%
LONG DURATION CORPORATE BOND FUND (C SHARES)
STERLING CAPITAL MANAGEMENT LLC SEED ACCOUNT ATTN JAMES GILLESPIE 3605 GLENWOOD AVE SUITE 100 RALEIGH NC 27612	84.24%
LONG DURATION CORPORATE BOND FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	49.74%
TD AMERITRADE PO BOX 2226	11.72%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.53%
SOUTH MAIN AND COMPANY PO BOX 1570 HOPKINSVILLE KY 42241	6.49%

QUALITY INCOME FUND (A SHARES)
BNYM I S TRUST CO CUST IRA FBO EDDIE L DARNELL WINSTON SALEM NC 27107-8206	26.04%
BNYM I S TRUST CO CUST IRA FBO THU-TRANG BUI ALEXANDRIA VA 22306-1814	22.32%
BNYM I S TRUST CO CUST IRA FBO GITA J PATEL MILLEDGEVILLE GA 31061-8811	13.02%
BNYM I S TRUST CO CUST IRA FBO KIM T COLUCCI CHARLOTTE NC 28270-0951	17.07%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	12.55%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.59%
QUALITY INCOME FUND (C SHARES)
STERLING CAPITAL MANAGEMENT LLC SEED ACCOUNT ATTN JAMES GILLESPIE 3605 GLENWOOD AVE SUITE 100 RALEIGH NC 27612	84.24%
BNYM I S TRUST CO CUST SIMPLE IRA SIERRA SEES ALLEN TX 75013-2933	12.58%
QUALITY INCOME FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	50.61%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	42.55%
NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (A SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	13.57%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	25.68%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.54%
AMERICAN ENTERPRISE INV SVCS 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6.45%
NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	75.95%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	19.61%
NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	47.50%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	14.67%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	12.41%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	16.79%
SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (A SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	7.68%

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	31.03%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	25.00%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	31.03%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.51%
SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	54.49%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	20.39%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	7.79%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	5.84%
VIRGINIA INTERMEDIATE TAX FREE FUND (A SHARES)
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	5.48%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.00%

VIRGINIA INTERMEDIATE TAX-FREE FUND (C SHARES)
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	100%
VIRGINIA INTERMEDIATE TAX-FREE FUND (I SHARES)
WEST VIRGINIA INTERMEDIATE TAX-FREE FUND (A SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	10.99%
WEST VIRGINIA INTERMEDIATE TAX-FREE FUND (C SHARES)
EDWARD D. JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	92.41%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	7.54%
WEST VIRGINIA INTERMEDIATE TAX-FREE FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	77.95%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.43%

Exhibit C

STERLING CAPITAL FUNDS

NOMINATIONS COMMITTEE CHARTER

1.         The Nominations Committee of the Board of Trustees (the "Board") of Sterling Capital Funds (the "Trust") shall be composed of each of the independent Trustees.

2.	The duties of the Committee are:

a.	to make recommendations to the Board regarding general composition of the Board.

b.	to select and nominate persons for election or appointment as Trustees, including independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Board, (ii) to fill vacancies which, from time to time, may occur in the Board and (iii) for election by shareholders at meetings called for the election of Trustees (see Exhibit A for current procedures).

c.	the Committee may consider candidates recommended by members of the Committee, candidates recommended by other members of the Board, candidates recommended by shareholders, self-nominated candidates, or candidates recommended by the Trust’s management.

d.	the Committee may develop a statement of the competencies and professional attributes required of a member of the Board or any committee to be used as a guideline for nomination of Board and committee members, including individuals submitted for consideration by shareholders.

3.         The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted: May 20, 2005

Most recently amended: May 19, 2020

EXHIBIT A

Sterling Capital Funds

Nominations Committee

Procedures for Selecting Independent Trustees

Background

The Nominations Committee (the “Committee”) of Sterling Capital Funds (the “Trust”) consists of all members of the Board of Trustees who are independent Trustees. The Board Governance Standards of the Trust establishes that the Committee is solely responsible for the nomination of independent Trustees. The below procedures shall govern the manner in which these duties are discharged by the Committee.

Procedures

The Chairperson of the Committee (currently, Laura Bingham) may call a meeting of the Committee whenever he or she deems it appropriate to consider whether to commence a search for one or more new independent Trustees (whether to fill a vacancy or anticipated vacancy in the Board, in connection with a change in the Board’s size, or otherwise).

The Chairperson shall call such a meeting if requested to do so by a majority of the Committee.

The Committee shall determine whether a search for a new Trustee shall commence.

If the Committee determines to commence a search, the Committee shall consider whether particular characteristics are prerequisites (e.g., qualifications as an Audit Committee Financial Expert).

In conducting a search for candidates, the Committee members shall submit the names of prospective nominees to the Committee’s Chairperson. The Chairperson may also solicit recommendations from non-Committee members, including personnel of the Trust’s investment adviser, sub-adviser, principal underwriter, and/or administrator and may receive and consider nominations from the Trust’s shareholders.

Candidates deemed promising by the Chairperson may be contacted by the Chairperson or his/her delegate for additional information.

All candidates must complete and return to counsel for the independent Trustees a questionnaire regarding independence prior to being nominated.

Any person nominated by the Committee shall be interviewed by a majority of the Committee. The Committee by majority vote shall determine which candidates shall be so interviewed.

A candidate will be formally nominated only upon the affirmative vote of a majority of the full Committee.

Adopted: February 24, 2004

Most recently amended: May 19, 2020

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D89509-S51011

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following Trustees:

1. To elect eight Trustees of each Fund

Nominees:

01) Drew T. Kagan
02) Laura C. Bingham
03) Douglas R. Van Scoy
04) James L. Roberts
05) Alan G. Priest
06) Alexander W. McAlister
07) Kimberly Storms
08) David L. Wedding

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D89510-S51011

STERLING CAPITAL FUNDS

The undersigned hereby appoints Todd M. Miller and Julie M. Powers, and each of them, the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of The Sterling Capital Funds, to be held at the offices of Sterling Capital Management LLC ("Sterling Capital" or the "Adviser"), at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601 on October 12, 2022 at 10:00 a.m., Eastern Time or any continuation following an adjournment thereof, and on any other matters that may arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgement. You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees recommendations; just sign, date and return this proxy in the enclosed envelope.

The Board of Trustees recommends you vote FOR each Trustee nominee.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.